                                                                    EXHIBIT 10.2
                                                                    ------------

                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("this Amendment") dated as of May 31, 1999 but executed on June 23, 1999 is entered into by ALABAMA NATIONAL BANCORPORATION, a Delaware corporation (the "Borrower") and AMSOUTH BANK, an Alabama banking corporation (the "Lender").

                                   Recitals
                                   --------

     1. The Borrower and the Lender have entered into a Credit Agreement dated as of December 29, 1995 as amended by a First Amendment thereto dated as of January 20, 1997 and a Second Amendment thereto dated as of January 19, 1998 (as so amended, the "Agreement").

     2. The Borrower and the Lender now desire to further amend the definition of "Facility Termination Date" and to make the other changes set forth in this Amendment.

                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the recitals and the mutual obligations and covenants contained herein, the Borrower and the Lender hereby agree as follows:

     a. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings attributed thereto in the Agreement.

     b. The defined term "Facility Termination Date" set forth in Article I of the Agreement is hereby further amended to read, in its entirety, as follows:

          "Facility Termination Date" means May 31, 2000, as such date may be
           -------------------------
extended from time to time pursuant to Section 2.5 or accelerated pursuant to
Section 7.2.

     c.   Exhibit D to the Credit Agreement shall be amended in its entirety
          ---------
and replaced with Revised Exhibit D attached hereto and made a part hereof.
                  -----------------

     d. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by the Note shall remain in full force and effect, as modified hereby, and all of the collateral described in the Agreement and the Credit Documents shall remain subject to the liens, security interests and assignments of the Agreement and the Credit Documents as security for the indebtedness evidenced by the Note and all other indebtedness described therein; and nothing contained in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Note or to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the

Note; (b) the liens, security interests, assignments and conveyances effected by the Agreement or the Credit Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Note or the Agreement or the Credit Documents; or (d) any other security or instrument now or hereafter held by the Lender as security for or as evidence of any of the above-described indebtedness.

     e. All references in the Credit Documents to "Credit Agreement" shall refer to the Agreement as amended by this Amendment, and as the Agreement may be further amended from time to time.

     f. The Borrower certifies that the organizational documents of the Borrower have not been amended since March 6, 1998.

     g. The Borrower hereby represents and warrants to the Lender that all representations and warranties contained in the Agreement are true and correct as of the date hereof (except representations and warranties that are expressly limited to an earlier date); and the Borrower hereby certifies that no Event of Default nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

     h. Except as hereby amended, the Agreement shall remain in full force and effect as written. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     i. Nothing contained herein shall be construed as a waiver, acknowledgment or consent to any breach of or Event of Default under the Agreement and the Credit Documents not specifically mentioned herein, and the consents granted herein are effective only in the specific instance and for the purposes for which given.

     j.   This Amendment shall be governed by the laws of the State of Alabama.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be executed and delivered by their duly authorized corporate officers as of the date set forth below their signature.


                         ALABAMA NATIONAL BANCORPORATION

                         By /s/ William E. Matthews, V
                            ------------------------------------
                          Its Executive Vice President and CFO
                              ----------------------------------

                         Dated: June 23, 1999

                         AMSOUTH BANK

                         By /s/ John M. Kettig
                            ------------------------------------
                            Its Senior Vice President

                         Dated: June 23, 1999

                                    REVISED
                                   EXHIBIT D
                                   ---------

                        Subsidiaries Stock Information
                        ------------------------------

     Subsidiary                                  Certificate         No. of
     ----------                                      No.             Shares
                                                 -----------        ----------

1.   National Bank of Commerce of Birmingham         204            659,251

2.   Alabama Exchange Bank                          C285              3,134

                                                    C284             16,006

                                                    C283                 21

                                                    C281                102

3.   Bank of Dadeville                               445              4,000

4.   First Gulf Bank                                   2              2,500

5.   Citizens and Peoples Bank                         3             25,000
     National Association

6.   First American Bank                             781             20,000

7.   Public Bank of St. Cloud                        365            231,550

8.   First Citizens Bank,                            552            986 2/3
     National Association

9.   Community Bank of Naples,                       001          1,000,000
     National Association

10.  Georgia State Bank                                2            453,912

                                      D-1